UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 11, 2024
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NURIX THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39398	27-0838048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1700 Owens Street, Suite 205 San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)
(415) 660-5320
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NRIX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On July 11, 2024, Nurix Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the fiscal quarter ended May 31, 2024. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.
As previously disclosed, on August 4, 2021, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Piper Sandler & Co. (“Piper Sandler”), pursuant to which, from time to time, the Company may offer and sell through Piper Sandler, as sales agent, shares of the Company’s common stock, $0.001 par value per share (the “Shares”), pursuant to one or more “at the market” offerings.

On June 11, 2024, the Company filed a new universal shelf registration statement on Form S-3ASR (the “Automatic Shelf Registration Statement”). In connection with the Automatic Shelf Registration Statement, on July 11, 2024, the Company entered into Amendment No. 1 to the Equity Distribution Agreement (“Amendment No. 1”), pursuant to which, from time to time, the Company may offer and sell up to $150.0 million of Shares registered under the Automatic Shelf Registration Statement in one or more “at-the-market” offerings.

The foregoing description of Amendment No. 1 is only a summary and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The legal opinion of Fenwick & West LLP relating to the Shares being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares as discussed herein, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Exhibit Title or Description

5.1	Opinion of Fenwick & West LLP

10.1	Amendment No. 1 to the Equity Distribution Agreement, dated July 11, 2024, by and between Nurix Therapeutics, Inc. and Piper Sandler & Co.

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1).

99.1	Press Release dated July 11, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURIX THERAPEUTICS, INC.

Date: July 11, 2024	By:	/s/ Arthur T. Sands
Arthur T. Sands, M.D., Ph.D.
President and Chief Executive Officer
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